August 8, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

Hartford MULTIFACTOR emerging markets ETF SUMMARY PROSPECTUS

DATED JANUARY 28, 2019

AND

HARTFORD MULTIFACTOR ETFS PROSPECTUS

DATED JANUARY 28, 2019

IMPORTANT NOTICE REGARDING CHANGES IN THE PRINCIPAL INVESTMENT STRATEGY, PROPRIETARY CUSTOM BENCHMARK INDEX, RULE 35D-1 INVESTMENT POLICY AND MANAGEMENT FEE RATE

This Supplement contains new and additional information regarding Hartford Multifactor Emerging Markets ETF and should be read in connection with your Summary Prospectus and Statutory Prospectus.

I.       Effective on September 11, 2019, the following changes will be made to Hartford Multifactor Emerging Markets ETF (the “Fund”): (1) the proprietary custom benchmark index tracked by the Fund will change from Hartford Risk-Optimized Multifactor Emerging Markets Index to Hartford Multifactor Emerging Markets Equity Index and (2) the Fund’s principal investment strategy will change to reflect the change in the index. Accordingly, effective September 11, 2019, the following changes will be made to the Fund’s Summary Prospectus and Prospectus:

1.	Under the heading “Principal Investment Strategy” in the Summary Prospectus and the summary section of the Prospectus, the discussion of the Fund’s principal investment strategy the first three paragraphs are deleted in their entirety and replaced with the following:

The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Emerging Markets Equity Index (LROEMX) (the “Index”), which is designed to balance risks and opportunities within equity markets of emerging economies while emphasizing constituents exhibiting a favorable combination of factor characteristics. The Index methodology seeks to enhance return potential available from investment in emerging market companies while reducing volatility by up to 15% over a complete market cycle.

The Index is comprised of securities of issuers located in emerging markets. The Index methodology seeks to enhance return potential through multifactor stock selection while applying a comprehensive risk framework to overall Index construction. The rules-based, proprietary methodology utilizes an optimization process to help achieve the desired composition and targeted characteristics, including reduced volatility, relative sector, country and size constraints and positive value, momentum, and quality relative factor scores at the portfolio level. Each equity security must be within the top 85% of the applicable country’s market capitalization with an average daily trading volume with an equivalent value of $1 million or more. As of July 31, 2019, the approximate market capitalization range of components of the Index was $36 million to $260 billion. The Index’s components are adjusted twice annually, with a reconstitution and rebalance occurring in March and September. The Index was established with a base value of 1,000 on June 28, 2019. The components of the Index, and the degree to which these components represent certain industries, may change over time. Each strategy index developed by Lattice seeks to address identified risks within its asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process.

2.	Under the headings “Past Performance” in the above referenced Summary Prospectus and “Hartford Multifactor Emerging Markets ETF Summary Section – Past Performance” in the above referenced Statutory Prospectus, the average annual total returns table is replaced with the following:

Average annual total returns for the periods ending December 31, 2018

Hartford Multifactor Emerging Markets ETF	1 Year	Lifetime (since 2/25/15)
Return Before Taxes	-11.59%	-0.95%
Return After Taxes on Distributions	-12.00%	-1.35%
Return After Taxes on Distributions and Sale of Fund Shares	-6.38%	-0.63%

Hartford Multifactor Emerging Markets Equity Index[1]	N/A2	N/A2
Hartford Risk-Optimized Multifactor Emerging Markets Index	-11.36%	-0.35%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses or other taxes)	-14.58%	1.70%

1. The Fund is changing its proprietary custom benchmark index because Lattice, the Fund’s investment adviser, believes that the new index better reflects the Fund’s revised investment strategy.

2. The Hartford Multifactor Emerging Markets Equity Index commenced operations on June 28, 2019.

II.       Effective September 11, 2019, the Fund’s management fee rate will be reduced from 0.49% to 0.44% of the Fund’s average daily net assets. Accordingly, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

1.	Under the heading “Your Expenses,” the Annual Fund Operating Expenses table as well as the expense example in the Summary Prospectus and the summary section of the Prospectus, are deleted in their entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management fees(1)	0.44%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses(2)	0.44%
(1)	“Management fees” have been restated to reflect current fees.
(2)	“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include the restated “Management Fees.”

EXAMPLE: The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Year 1	Year 3	Year 5	Year 10
$45	$141	$246	$555

2.	Under the section entitled “The Investment Adviser and Sub-Adviser - Advisory Fees” in the Prospectus, the table setting for the advisory fee rates is revised to update the Fund’s advisory fee rate from 0.49% to 0.44% and to add the following footnote:

Prior to September 11, 2019, the annual contractual advisory fee rate for each of Hartford Multifactor Small Cap ETF and Hartford Multifactor Emerging Markets ETF was 0.39% and 0.49%, respectively, of the Fund’s average daily net assets.

III.       Effective January 28, 2020, the Fund’s policy of investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of issuers in emerging markets will be deleted.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7498ETF	August 2019